Income And Other Taxes	12 Months Ended
Dec. 31, 2011
Income And Other Taxes [Abstract]
Income And Other Taxes

Note 13 - Income and Other Taxes

We operate and expect to continue to operate in a manner to meet all the requirements to qualify for REIT status. We have made our REIT election under Internal Revenue Code Section 856 for the taxable year ended December 31, 2003 and have not revoked such election. In order for a former C corporation to elect to be a REIT, it must distribute 100% of its C corporation earnings and profits and agree to be subject to federal tax at the corporate level to the extent of any subsequently recognized built-in gains within a 10 year period. We did not have any built-in gains at the time of our conversion to REIT status. As a REIT, we generally will not be subject to federal income taxation at the corporate level to the extent we annually distribute 100% of our REIT taxable income, as defined in the Internal Revenue Code, to our stockholders and satisfy other requirements. To continue to qualify as a REIT for federal tax purposes, we must distribute at least 90% of our REIT taxable income annually. As of December 31, 2011, 2010 and 2009 we had recorded a $0.7 million benefit, a $0.3 million benefit, and a $0.7 million expense in provisions for federal and state income taxes on our taxable REIT subsidiaries, respectively. We are also subject to state and local taxes and recorded $0.8 million, $1.1 million and $0.8 million of such tax expenses during the years ended December 31, 2011, 2010 and 2009, respectively.

Foreign income taxes are accrued for foreign countries in which DCT operates in accordance with the applicable local laws and regulations, taking into account provisions of applicable double tax treaties. During the years ended December 31, 2011, 2010, and 2009, we incurred $20,000, $0.1 million and $0.1 million of foreign income tax expenses, respectively, resulting from our operations in Mexico.